UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 8, 2007


                              SILGAN HOLDINGS INC.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


          Delaware                      000-22117               06-1269834
----------------------------     ------------------------   -------------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation)                                      Identification No.)



4 Landmark Square, Stamford, Connecticut                                  06901
-------------------------------------------------------------------------------
(Address of principal executive offices)                             (Zip Code)


Registrant's telephone number, including area code:  (203) 975-7110


                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 8 -- Other Events


Item 8.01.    Other Events.

On January 8, 2007, the Registrant announced, as part of its previously announced acquisition of Amcor Limited's White Cap closures businesses in Europe, Asia and South America, the completion of the delayed closings for the White Cap closures businesses in China, the Philippines and Venezuela. For additional information regarding this announcement, refer to Exhibit 99.1 filed with this Current Report on Form 8-K.



                  Section 9 -- Financial Statements and Exhibits


Item 9.01.    Financial Statements and Exhibits.


(d)      Exhibits

Exhibit No.                           Description
-----------                           -----------

99.1                Press Release dated January 8, 2007 regarding the completion
                    of  the  delayed   closings   for  the  White  Cap  closures
                    businesses in China, the Philippines and Venezuela.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      SILGAN HOLDINGS INC.


                                      By: /s/ Frank W. Hogan, III
                                          -----------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                           and Secretary

Date:  January 9, 2007

                                INDEX TO EXHIBITS



Exhibit No.                               Description
-----------                               -----------

 99.1               Press Release dated January 8, 2007 regarding the completion
                    of  the  delayed   closings   for  the  White  Cap  closures
                    businesses in China, the Philippines and Venezuela.